LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Giorgio Balzer, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, an in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 31st day of July, 1997.

WITNESS:

/S/David A. Gates                                   /s/ Giorgio Balzer
-----------------                                   ------------------

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas Morton Bloch, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

                                                   /s/Thomas Morton Bloch
                                                   -----------------------


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gianguido Castagno, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.


WITNESS:

/S/ signature illegible                           /s/ Gianguido Castagno
-----------------------                           -----------------------


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Thomas Grant II, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

                           /s/ William Thomas Grant II
                           -----------------------------


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Donald Joyce Hall, Jr., a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

                           /s/ Donald Joyce Hall, Jr.
                           --------------------------


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Allan Drue Jennings, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

                             /s/ Allan Drue Jennings
                             -----------------------



                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Woods Kemper, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

WITNESS:

/s/ Nellie R. Cox                               /s/ David Woods Kemper
-----------------                               ----------------------


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Giorgio Liveris, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

WITNESS:

/s/ Renzo Isler                                  /s/ Giorgio Liveris
---------------                                  -------------------

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John Kessander Lundberg, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 22nd day of August, 1997.

WITNESS:

/s/ Dara Collins                                 /s/ John Kessander Lundberg
----------------                                 ---------------------------




                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John Pierre Mascotte, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 11th day of August, 1997.

WITNESS:

/s/ Nancy Sims                               /s/ John Pierre Mascotte
--------------                               ------------------------


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Giovanni Perissinotto, a Director of Business Men's Assurance Company of America (the "Company"), a corporation duly organized under the laws of the state of Missouri, do hereby appoint Robert T. Rakich and Vernon W. Voorhees, each individually, as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this, 8th day of August, 1997.

WITNESS:

/s/ Raffaela Crisciani                   /s/ Giovanni Perissinotto
----------------------                   --------------------------
Witness                                  Giovanni Perissinotto